UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 29, 2011

First Hartford Corporation
 (Exact name of registrant as specified in its charter)

Maine	0-8862	01-00185800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (860) 646-6555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On April 29, 2011, the Board of Director’s of the First Hartford Corporation (the “Company”) dismissed CCR LLP as its independent registered public accounting firm and approved the appointment of J.H. Cohn LLP (“Cohn”) to serve as the Company’s independent registered public accounting firm.

                CCR LLP audited the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended April 30, 2010 and 2009.  CCR LLP’s report on the Company's consolidated financial statements for each of the past two fiscal years ended April 30, 2010 and 2009 contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended April 30, 2010 and 2009, and during the period from May 1, 2010 through and including April 29, 2011, there were no disagreements between the Company and CCR LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided CCR LLP with a copy of the foregoing disclosures and requested that CCR LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures, and if not, stating the respects in which it does not agree. CCR LLP provided a letter dated April 29, 2011 stating its agreement with such statements. This letter is attached hereto as Exhibit 16.1.

                During the Company's two most recent fiscal years ended April 30, 2010 and 2009, and through and including April 29, 2011, the Company had not consulted Cohn regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report or oral advice was provided that Cohn concluded was an important factor considered by the Company’s Board of Directors in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit 16.1 - Letter from CCR LLP to the Securities and Exchange Commission dated April 29, 2011 agreeing with Item 4.01 statements regarding changes in registrant’s certifying accountant.

SIGNATURES

April 29, 2011

First Hartford Corporation

/s/ Stuart I. Greenwald
     Stuart I. Greenwald
     Treasurer and Secretary